SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 31, 2005



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)


           Nevada                     333-83152               75-2870720
           ------                     ---------               ----------
(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)

                825 Third Avenue, 40th Floor, New York, NY 10022
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

      On March 31, 2005, the Registrant entered into a new non-dilutive, asset base revolving credit, term loan and security agreement ("Debt Agreement") totaling $46 million with Westernbank Business Credit Division of Westernbank Puerto Rico, Puerto Rico's second largest bank and a wholly owned subsidiary of W Holding Company, Inc. The Debt Agreement provides up to $10.0 million under a revolving line of credit (the "Revolver") secured by accounts receivables and inventory and up to $36.0 million under a series of four term loans (the "Term Loans") secured by the Assets of the Registrant and it's subsidiary Inyx USA. The Term Loans consist of up to $5.0 million under a 5 year Term Loan for purchases of new Property, Plant and Equipment, a $14.2 million, 5 year Term Loan on existing on Equipment, an $11.8 million, 15 year Term Loan on Real Property and a $5.0 million mezzanine Term line secured by all other assets of the Registrant.

      The Revolver has a three year term and bears interest at the Westernbank prime rate plus 1.0%. The availability on the Revolver is based on a percentage of our accounts receivable, unbilled finished good inventory and raw and in-process inventory. The first three Term Loans bear interest at the Westernbank prime rate plus 2.0% with monthly payments commencing on July 1, 2005 through maturity. The mezzanine term loan bears interest at the rate of 15.0% with monthly principal payments commencing on July 1, 2005 through maturity.

      The availability under the Debt Agreement allowed the Registrant to complete the acquisition of certain assets and business of Aventis Pharmaceuticals Puerto Rico Inc. from Aventis Pharmaceuticals, Inc., a member of the Sanofi-Aventis Group, to restructure debt by repaying the $12.4 million Credit Facility with the Laurus Funds and to provide funding for working capital requirements.

      In connection with the Registrant's repayment of the $12.4 million Credit Facility with the Laurus Funds, all of the property, rights, title, interests and other assets charged to Laurus Funds by Inyx Pharma, Ltd. and the Registrant pursuant to that certain Debenture dated as of October 30, 2003, by and between Inyx Pharma, Ltd. and Laurus Funds, as supplemented by a Supplemental Deed of Security dated as of December 29, 2003, and pursuant to that certain Share Charge dated as of October 29, 2003, by and between the Registrant and Laurus Funds, respectively, were irrevocably and unconditionally released by Laurus Funds pursuant to that certain Deed of Release dated as of March 31, 2005, by and between the Registrant, Inyx Pharma, Ltd and Laurus Funds. Further, all of Laurus Funds' right, title and interest in and to the assets secured in connection with that certain Secured Revolving Note dated as of December 30, 2003, that certain Minimum Borrowing Note dated as of December 30, 2003 and that certain Convertible Term Note dated as of October 20, 2003, each by and between the Registrant and Laurus Funds (together, the "Instruments"), were terminated, cancelled and transferred, along with all of Laurus Funds' right, title and interest in and to the Instruments, by Laurus Funds to Westernbank Puerto Rico pursuant to that certain Release Agreement dated as of March 31, 2005, by and among the Registrant, Inyx Pharma, Ltd., Inyx USA, Ltd., Laurus Funds and Westernbank Puerto Rico.

      On December 15, 2004, the Registrant (acting through its wholly-owned subsidiary Inyx USA, Ltd.) signed an Asset Purchase Agreement with Aventis Pharmaceuticals Puerto Rico, Inc. ("APR") to acquire the real estate, equipment, and certain contract rights comprising its Manati, Puerto Rico pharmaceutical manufacturing facility. Such transaction is more particularly described in a separate Current Report on Form 8-K filed April 6, 2005.

      Pursuant to the Asset Purchase Agreement with APR, the Registrant received a $3.5 million advance from APR, evidenced by a Promissory Note which was entered into on March 31, 2005 (the "Promissory Note"), for strategic and business development activities to be carried out by the Registrant subsequent to its acquisition of the pharmaceutical manufacturing assets of APR. Such Promissory Note carries a ten percent (10%) per annum interest rate and is to be repaid by the Registrant to APR in two equal installments of one million seven hundred fifty thousand dollars ($1,750,500); the first of these installments shall be made on July 29, 2005 and the second these installments shall be made on December 30, 2005. The entire unpaid balance of the Promissory Note shall immediately become due and payable without demand or notice of any kind (a) if any installment is not paid within a ten (10) day grace period its due date or if any other sum owed under the Promissory Note or any other obligation to APR is not paid when due, or (b) if the Registrant shall admit in writing its inability to pay its debts or makes an assignment for the benefit of creditors, or if a receiver is appointed for any property of the Registrant, or if any petition is filed by or against the Registrant under any provisions of any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or (c) upon the failure in business, dissolution or termination of existence of the Registrant.

Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.


      10.29.3 Deed of Release dated as of March 31, 2005, by and among Laurus Master Fund, Ltd., the Registrant and Inyx Pharma, Ltd.

      10.29.4 Release Agreement dated as of March 31 2005, by and among Laurus Master Fund, Ltd., the Registrant, Inyx USA, Ltd., Inyx Pharma, Ltd. and Westernbank Puerto Rico

      10.35.1  Loan and  Security  Agreement  dated as of March 31, 2005, by and
               between  Westernbank Puerto Rico, the Registrant and  Inyx   USA,
               Ltd.

      10.35.2 First Amendment to Loan and Security Agreement dated as of March 31, 2005, by and between Westernbank Puerto Rico, the Registrant and Inyx USA, Ltd.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.

                                                     By: /s/ Jack Kachkar
                                                        ------------------------
                                                        Jack Kachkar, Chairman

Dated: April 6, 2005

                                INDEX TO EXHIBITS

      10.29.3 Deed of Release dated as of March 31, 2005, by and among Laurus Master Fund, Ltd., the Registrant and Inyx Pharma, Ltd.

      10.29.4 Release Agreement dated as of March 31 2005, by and among Laurus Master Fund, Ltd., the Registrant, Inyx USA, Ltd., Inyx Pharma, Ltd. and Westernbank Puerto Rico

      10.35.1  Loan and  Security  Agreement  dated as of March 31, 2005, by and
               between  Westernbank Puerto Rico, the Registrant and  Inyx   USA,
               Ltd.

      10.35.2 First Amendment to Loan and Security Agreement dated as of March 31, 2005, by and between Westernbank Puerto Rico, the Registrant and Inyx USA, Ltd.